ADOPTION AGREEMENT                                             Exhibit No. 10.20
ARTICLE 1

1.01     PLAN INFORMATION

         (a)      Name of Plan:

                  This is the Fair, Isaac Supplemental Retirement and Savings Plan (the "Plan").

         (b)      Name of Plan Administrator, if not the Employer:

                  Address:

                  Phone Number:

                  The Plan Administrator is the agent for service of legal process for the Plan.

          (c)     Three Digit Plan Number:  004

         (d)      Plan Year End (month/day): 9/30

         (e)      Plan Status (check one):

                  (1)      |X|      Effective Date of new Plan:        11/1/94

                  (2)      |_|      Amendment Effective Date:


                                The original effective date of the Plan: 11/1/94

1.02   EMPLOYER

       (a)      The Employer is:          Fair, Isaac and Company, Incorporated

                Address:                  120 North Redwood Drive
                                          San Rafael, CA 94903

                Contact's Name:           John Waller

                Telephone Number:         (415) 491-5282


                (1)      Employer's Tax Identification Number:       94-1499887

                (2)      Business form of Employer (check one):

                           (A)      |X|     Corporation

                           (B)      |_|     Sole proprietor or partnership

                           (C)      |_|     Subchapter S Corporation

                (3)      Employer's fiscal year end:        9/30

         (b)    The term "Employer" includes the following Related  Employer(s):
                (as defined in Section 2.10(a)(21)):

                           Fair, Isaac International Corporation, Fair, Isaac International Ltd, Fair, Isaac International, S.A.
                           Corporation,   Fair,  Isaac   International   Canada
                           Corporation,   Fair,  Isaac   International   France
                           Corporation,   Fair,  Isaac   International   Germany
                           Corporation,   Fair,  Isaac   International   Japan
                           Corporation,   Fair,  Isaac   International   UK
                           Corporation.

1.03     COVERAGE

         (a) Only those Employees listed in Attachment A will be eligible to participate in the Plan.

         (b)    The Entry Date(s) shall be (check one):

               (1)    |_| the first day of each Plan Year.

               (2)    |_| the  first  day  of  each  Plan  Year and the date six
                          months later.

               (3)    |X| the  first  day of each  Plan  Year  and the first day
                          of the fourth, seventh, and tenth months.

               (4)    |_| the first day of each month.

1.04     COMPENSATION

         For purposes of determining Contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(6), but excluding (check the appropriate box(es)):

         (a)      |X|  Overtime Pay.

         (b)      |_|  Bonuses.

         (c)      |_|  Commissions.

         (d)      |X|  The  value  of  a  qualified  or  a  non-qualified  stock
                       option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

         (e)      |_|  No exclusions.

1.05     CONTRIBUTIONS

         (a) Deferral Contributions. The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the Plan Year (or portion of the Plan Year) in question, not to exceed 25% of Compensation for that Plan Year.

         Section 2.01(a)(6):

                  "Compensation"   shall   mean  for   purposes   of  Article  4
                  (Contributions) wages as defined in Section 3401(a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) in excess of $150,000 in any Plan Year for which the Employer is required to furnish the Employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code, excluding overtime pay, the value of a qualified or non-qualified stock option granted to an Employee by the Employer, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Sections 125, 401(a)(8), 401(h), or 403(b) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the
                  Code).

                  Compensation shall generally be based on the amount that would have been actually paid to the Participant during the Plan Year but for an election under Section 4.01.

                  In  the   case   of  any   Self-Employed   Individual   or  an
                  Owner-Employee,   Compensation  shall  mean  the  Individual's
                  Earned Income.

         (b)      |_| Matching Contributions

                  (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):

                           (A)      |_|     50%

                           (B)      |_|     100%

                           (C)      |_|     ____%

                           (D)      |_|     (Tiered  Match)  ___%  of the  first
                                            ___%     of    the     Participant's
                                            Compensation   contributed   to
                                            the Plan,

                                            ___%  of  the   next   ___%  of  the
                                            Participant's           Compensation
                                            contributed to the Plan,

                                            ___%  of  the   next   ___%  of  the
                                            Participant's           Compensation
                                            contributed to the Plan.

                           (E)              |X| The percentage  declared for the
                                            year,   if  any,   by  a  Board   of
                                            Directors' resolution.

                           (F)      |_|     Other:

                  (2)      |X|      Matching   Contribution  Limits  (check  the
                                    appropriate box(es)):

                           (A)      |X|     Deferral  Contributions in excess of
                                            6% of the Participant's Compensation
                                            for the period in question shall not
                                            be    considered     for    Matching
                                            Contributions.

                                    Note:   If the Employer  elects a percentage
                                            limit in (A) above and  requests the
                                            Trustee  to account  separately  for
                                            matched   and   unmatched   Deferral
                                            Contributions,      the     Matching
                                            Contributions   allocated   to  each
                                            Participant  must be  computed,  and
                                            the percentage limit applied,  based
                                            upon each period.

                           (B)      |X|     Matching   Contributions   for  each
                                            Participant for each Plan Year shall
                                            be limited to $7,500.

                  (3)      Eligibility Requirement(s) for Matching Contributions

                           A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

                           (A)      |_|     Is employed  by the  Employer on the
                                            last day of the Plan Year.

                           (B) |_| Earns at least 500 Hours of Service during the Plan Year.

                           (C) |X| Earns at least 1,000 Hours of Service during the Plan Year.

                           (D)      |_|     No requirements.

                           Note:            If option (A),  (B), or (C) above is
                                            selected then

                                            Matching  Contributions  can only be
                                            made by the Employer  after the Plan
                                            Year ends. Any Matching Contribution
                                            made  before Plan Year end shall not
                                            be   subject   to  the   eligibility
                                            requirements    of   this    Section
                                            1.05(b)(3).

1.06     DISTRIBUTION DATES

         A Participant may elect to receive a distribution or commence distributions from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es). If Option (c) is elected, then options (a) and (b) may not be elected):

         (a)      |_|      Attainment   of   Normal   Retirement   Age.   Normal
                           Retirement Age under the Plan is (check one):

                           (1)      |X|     age 65

                           (2)      |_|     age ____  (specify  from 55  through
                                            64).

                           (3)      |_|     later of the age ____ (cannot exceed
                                            65) or the fifth  anniversary of the
                                            Participant's Commencement Date.

         (b)      |_|      Attainment of Early  Retirement Age. Early Retirement
                           Age  is  the  first  day  of  the  month   after  the
                           Participant attains age 55 (specify 55 or greater) and completes 10 Years of Service for Vesting.

         (c)      |X|  Termination of employment with the Employer.


         Section 1.05(b)(3):

                  Eligibility Requirement(s) for Matching Contributions

                  A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant earns at least 1,000 Hours of Service during the Plan Year. A Participant who makes Deferral Contributions during the Plan Year shall also be entitled to Matching Contributions for that Plan Year if the Participant ceases employment after having attained age 65, or having attained age 55 with at least ten Years of Service for Vesting, or by reason of disability or death.

1.07     VESTING SCHEDULE

         (a) The Participant's vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the schedule(s) selected below.

                  (1)      |_| N/A - No Matching Contributions

                  (2)      |_| 100% Vesting immediately

                  (3)      |_| 3 year cliff (see C below)

                  (4)      |X| 5 year cliff (see D below)

                  (5)      |_| 6 year graduated (see E below)

                  (6)      |_| 7 year graduated (see F below)

                  (7)      |_| G below

                  (8)      |_| Other (Attachment "B")


                  Years of
                  Service                        Vesting Schedule
                   For
                  Vesting         C         D          E           F           G
                  -------         -         -          -           -           -

                      0          0%        0%         0%          0%       -----
                      1          0%        0%         0%          0%       -----
                      2          0%        0%        20%          0%       -----
                      3        100%        0%        40%         20%       -----
                      4        100%        0%        60%         40%       -----
                      5        100%      100%        80%         60%       -----
                      6        100%      100%       100%         80%       -----
                      7        100%      100%       100%        100%        100%


         (b)      |_|      Years of Service for  Vesting  shall  exclude  (check
                           one):

                  (1)      |_|      for  new   plans,   service   prior  to  the
                                    Effective   Date  as   defined   in  Section
                                    1.01(e)(1).

                  (2)      |_|      for existing plans  converting  from another
                                    plan document, service prior to the original
                                    Effective   Date  as   defined   in  Section
                                    1.01(e)(2).

         (c)      |_|      A Participant will forfeit his Matching Contributions
                           upon the occurrence of the following event(s):


         (d)      A   Participant   will  be  100%   vested   in  his   Matching
                  Contributions upon (check the appropriate box(es), if any):

                  (1)      |X|      Normal Retirement Age (as defined in Section
                                    1.06(a)).

                  (2)      |X|      Early Retirement Age (as defined in Section
                                    1.06(b)).

                  (3)      |X|      Death

1.08     PREDECESSOR EMPLOYER SERVICE

         |_| Service for purposes of vesting in Section 1.07(a) shall include service with the following employer(s):

         (a)
         (b)
         (c)
         (d)

1.09     HARDSHIP WITHDRAWALS

         Participant withdrawals for hardship prior to termination of employment (check one):

         (a)      |_|      will be  allowed in  accordance  with  Section  7.07,
                           subject to a $_____ minimum amount. (Must be at least
                           $1,000)

         (b)      |X|      will not be allowed
                                ---

1.10     DISTRIBUTIONS

         Subject to Articles 7 and 8, distributions under the Plan will be paid (check the Appropriate box(es)):

         (a)      |X|      as a lump sum

         (b)      |X|      under a systematic withdrawal plan (installments) not
                           to exceed 10 years.

1.11     INVESTMENT DECISIONS

(a)      Investment Directions

                  Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

                  (1)      |_|      by the Employer  among the options listed in
                                    (b) below.

                  (2)      |X|      by each Participant among the options listed
                                    in (b) below.

                  (3)      |_|      by each Participant with respect to Deferral
                                    Contributions   and  by  the  Employer  with
                                    respect to Employer Matching  Contributions.
                                    The   Employer   must  direct  the  Employer
                                    Matching   Contributions   among   the  same
                                    investment   options  made   available   for
                                    Participant directed sources listed in (b) below.

(b)      Plan Investment Options

                  Participant Accounts will be treated as invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

                                    Fund Name                        Fund Number

                  (1)      Fidelity Retirement Government                0631
                           Money Market Portfolio
                  (2)      Fidelity Investment Grade Bond Fund           0026
                  (3)      Fidelity Puritan(TM)Fund                      0004
                  (4)      Fidelity Growth & Income Portfolio            0027
                  (5)      Fidelity U.S. Equity Index Portfolio          0650
                  (6)      Fidelity Magellan(R)Fund                      0021
                  (7)      Fidelity Contrafund                           0022

                  Note: An additional annual record-keeping fee will be charged for each fund in excess of five funds.

                  Note: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.

1.12     RELIANCE ON PLAN

         An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. This Agreement must be reviewed by your attorney and/or accountant before it is executed.

         This Adoption Agreement may be used only in conjunction with the CORPORATEplan for Retirement Select Basic Plan Document.

                                 EXECUTION PAGE
                                (Fidelity's Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 6th day of October, 1994.

                  Employer           Fair, Isaac and Company Incorporated

                  By                 /s/
                                     -------------------------------------------
                                     Peter L. McCorkell
                  Title              Vice President and Secretary



                  Employer           Fair, Isaac and Company Incorporated

                  By                 /s/
                                     -------------------------------------------
                                     John C. Waller
                  Title              Vice President, Human Resources

                                  Attachment A

Pursuant to Section 1.03(a), the following are the Employees who are eligible to participate in the Plan:

         Rosenberger, Larry E.
         Sanderson, Robert D.
         Woldrich, John D.
         Culhane, Patrick G.
         Hopper, Mary A.
         De Kerchove, Gerald
         Kaye, Gordon
         Robinson, Jeffrey F.
         Nelson, O.D.
         Roach, Barrett B.
         Shediac, Rawy R.
         Wier, Henry W.
         Gerbino, John C.
         McCorkell, Peter L.
         Collins, Lauren
         Barry, Michael C.
         Sleath, Martin D.
         Salvatto, Richard D.
         Kreis, Joseph D.
         Perlis, John H.
         Morgan, Richard L.







                      Employer           Fair, Isaac and Company Incorporated

                      By                  /s/
                                         ---------------------------------------
                                         John C. Waller
                      Title              Vice President, Human Resources

                      Date               October 6, 1994


Note: The Employer must revise Attachment A to add employees as they become eligible or delete employees who are no longer eligible.

                  The CORPORATEplan for Retirement Select Plan

                               BASIC PLAN DOCUMENT




                                 IMPORTANT NOTE

This document is not an IRS approved Prototype Plan. An Adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" and exempt from parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document. This document should be reviewed by your attorney and/or accountant prior to execution.

                                   CPR SELECT
                               BASIC PLAN DOCUMENT

ARTICLE 1
     ADOPTION AGREEMENT

ARTICLE 2
     DEFINITIONS
     2.01 - Definitions

ARTICLE 3
     PARTICIPATION
     3.01 - Date of Participation
     3.02 - Resumption of Participation following Re-employment

ARTICLE 4
     CONTRIBUTIONS
     4.01 - Deferral Contributions
     4.02 - Matching Contributions
     4.03 - Time of Making Employer Contributions

ARTICLE 5
     PARTICIPANTS' ACCOUNTS
     5.01 - individual Accounts

ARTICLE 6
     INVESTMENT OF CONTRIBUTIONS
     6.01 - Manner of Investment
     6.02 - Investment Decisions

ARTICLE 7
     RIGHT TO  BENEFITS
     7.01 - Normal or Early  Retirement
     7.02 - Death
     7.03 - Other Termination of Employment
     7.04 - Separate Account
     7.05 - Forfeitures
     7.06 - Adjustment for Investment Experience
     7.07 - Hardship Withdrawals

ARTICLE 8
     DISTRIBUTION OF BENEFITS PAYABLE AFTER TERMINATION OF SERVICE
     8.01 - Distribution of Benefits to Participants and Beneficiaries
     8.02 - Determination  of Method of  Distribution
     8.03 - Notice to Trustee
     8.04 - Time of Distribution

ARTICLE 9
     AMENDMENT AND TERMINATION
     9.01 - Amendment by Employer
     9.02 - Retroactive Amendments

     9.03 - Termination
     9.04 - Distribution Upon Termination of the Plan

ARTICLE 10
     MISCELLANEOUS
     10.01 - Communication to Participants
     10.02 - Limitation of Rights
     10.03 - Nonalienability of Benefits
     10.04 - Facility of Payment
     10.05 - Information between Employer and Trustee
     10.06 - Notices
     10.07 - Governing Law

ARTICLE 11
     PLAN ADMINISTRATION
     11.01 - Powers and Responsibilities of the Administrator
     11.02 - Nondiscriminatory Exercise of Authority
     11.03 - Claims and Review Procedures
     11.04 - Cost of Administration

                                    PREAMBLE

It is the intention of the Employer to establish herein an unfounded plan maintained solely for the purpose of providing deferred compensation for a select group of management of highly compensated employees for purposes of Title I or ERISA.

Article 1.  Adoption Agreement

Article 2.  Definitions

2.01 - Definitions

     (a) Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

         (1) "Account" means an account established on the books of the Employer for the purpose of recording amounts credited on behalf of a Participant and any income, expenses, gains or losses included thereon.

         (2) "Administrator" means the Employer adopting this Plan, or other person designated by the Employer in Section 1.01(b).

         (3) "Adoption Agreement" means Article 1 under which the Employer establishes and adopts or amends the Plan and designates the optimal provisions selected by the Employer. The provisions of the Adoption Agreement shall be an integral part of the Plan.

         (4)  "Beneficiary"  means the person or persons  entitled under Section
7.02 to receive benefits under the Plan upon the death of a Participant.

         (5) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (6) "Compensation" shall mean for purposes of Article 4 (Contributions) wages as defined in Section 3401(a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to finish the Employee a written statement under Section 6041(d) and 6051(a) (3) of the Code, excluding any items elected by the Employer in Section 1.04, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of S3ctionsd 125, 402(A) (8), 402 (h), or 403(b) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed *such as the exception for agricultural labor in Section 3401(a) (2) of the
Code).

         Compensation shall generally be based on the amount that would have been actually paid to the Participant during the Plan Year but for an election under Section 4.01.

          In the case of any Self-employed Individual or an Owner-Employee, Compensation shall mean the Individual's Earned Income.

          (7) "Earned Income" means the net earnings of a Self-employed Individual derived from the trade or business with respect to which the Plan is established and for which the personal services of such individual are a material income-providing factor, excluding any items not included in gross income and the deductions allocated to such items, except that for taxable years beginning after December 31, 1989, net earnings shall be determined with regard to the deduction allowed under Section 164(f) of the Code, to the extent applicable, to the Employer. Net earnings shall be reduced by contributions of the Employer to any qualified plan, to the extent a deduction is allowed to the Employer for such contributions under Section 404 of the Code.

          (8) "Employee" means any Employee of the Employer, Self-employed Individual or Owner-Employee.

          (9) "Employer" means the Employer named in Section 1.02(a) and any Related Employers designated in Section 1.02(b).

          (10) "Employment Compensation Date" means the date on which the Employee first performs an Hour of Service.

          (11) "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

          (12) "Fidelity Fund" means any Registered Investment Company which is made available to plans utilizing the CORPORATEplan for Retirement Select Plan.

          (13) "Fund Share" means the share, unit, or other evidence of ownership in a Fidelity Fund.

          (14) "Hour of Service" means, with respect to any Employee,

                           (A) Each hour for which the  Employee  is directly or
                  indirectly paid, or entitled to payment, for the performance of duties for the Employer or a Related Employer, each such hour to be credited to the Employee for the computation period in which the duties were performed;

                           (B) Each hour for which the  Employee  is directly or
                  indirectly paid, or entitled to payment, by the Employer or Related Employer (including payments made or due from a trust fund or insurer to which the Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the Employer for the Eligibility

                  Computation Period in which such period of time occurs, subject to the following rules:

               (i) No more than 501 Hours of Service shall be credited under this paragraph (B) on account of any single continuous period during which the Employee performs no duties;

               (ii) Hours of Service shall not be credited  under this paragraph
          (B) for a payment which solely reimburses the Employee for medically-related expenses, or which is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws; and

               (iii) If the period during which the Employee performs no duties falls within two or more computation periods, and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such computation periods on any reasonable basis consistently applied with respect to similarly situated Employees; and

               (C) Each hour not counted under paragraph (A) or (B) for which back pay, irrespective or mitigation of damages, has been either awarded or agreed to be paid by the Employer or a Related Employer, each such hour to be credited to the Employee for the computation period to which the award ort agreement pertains rather than the computation period in which the award agreement or payment is made.

               For purposes of determining Hours of Service, Employees of the Employer and of all Related Employers will be treated as employed by a single employer. For purposes of paragraphs (B) and (C) above, Hours of Service will be calculated in accordance with the provisions of Section 2530.200b(b) of the Department of Labor regulations which are incorporated herein by reference.

               Solely for purposes of determining whether a break in service for participation purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credit under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (2) in all other cases, in the following computation period.

(15)  "Normal  Retirement  Age" means the normal  retirement  age  specified  in
Section 1.06(a) of the Adoption Agreement.

(16) "Owner-Employee" means, if the Employer is a sole proprietorship, the individual who is the sole proprietor, or if the Employer is a partnership, a partner who owns more than 10 percent of either the capital interest or the profits interest of the partnership.

(17) "Participant" means any Employee who participates in the Plan in accordance with Article 3 hereof.

(18) "Plan" means the plan established by the Employer as set forth herein as a new plan or as an amendment to an existing plan, by executing the Adoption Agreement, together with any and all amendments hereto.

(19) "Plan Year" means the 12 consecutive month period designated by the Employer in Section 1.01(d).

(20) "Registered Investment Company" means any one or more corporations, partnership or trusts registered under the Investment Company Act of 1940 for which Fidelity Management and Research Company serves as investment advisor.

(21)  "Related  Employer"  means any employer  other than the Employer  named in
Section 1.02(a), if the Employer and such other employer are members of a controlled group of corporations (As defined in Section 414(B) of the Code) or an affiliated service group (as defined in Section 414(m), or are trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c)), or such other employer is required to be aggregated with the Employer pursuant to regulations issued under Section 414(c).

(22) "Self-Employed Individual" means an individual who has Earned Income for the taxable year from the Employer or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

(23) "Trust" means the trust created by the Employer.

(24) "Trust Agreement" means the agreement between the Employer and the Trustee, as set forth in a separate agreement, under which assets are held, administered, and managed subject to the claims of the Employer's creditors in the event of the Employer's insolvency, until paid to Plan Participants and their Beneficiaries as specified in the Plan.

(25) "Trust Fund" means the property held in the Trust by the Trustee.

(26) "Trustee" means the corporation or individuals appointed by the Employer to administer the Trust in accordance with the Trust Agreement.

(27) "Years of Service for Vesting" means, with respect to any Employee, the number of whole years of his periods of service with the Employer or a Related Employers (the elapsed time method to compute vesting service), subject to any exclusions elected by the Employer in Section 1.07(b). An Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's Employment Commencement Date and ending on the date a break in service begins, unless any such years are excluded by Section 1.07(b). An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

         In the case of a Participant who has 5 consecutive 1-year breaks in service, all years of service after such breaks in service will be disregarded for the purpose of vesting the Employer-derived account balance that accrued before such breaks, but both pre-break and post-break service will count for the purposes of vesting the Employer-derived account balance that accrues after such breaks. Both accounts will share in the earnings and losses of the fund.

         In the case of a Participant who does not have 5 consecutive 1-year breaks in service, both the pre-break and post-break service will count in vesting both the pre-break and post-break Employer-derived account balance.

         A break in service is a period of severance of at least 12 consecutive months. Period of severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12-month anniversary of the date on which the Employee was otherwise first absent from service.

         In the case of an individual who is absent from work for maternity or paternity reasons, the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         If the Plan maintained by the Employer is the plan of a predecessor employer, an Employee's Year of Service for Vesting shall include years of service with such predecessor employer. In any case in which the Plan maintained by the Employer is not the plan maintained by a predecessor employer, service for such predecessor shall be treated as service for the Employer to the extent provided in Section 1.08.

     (b) Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise.

Article 3.        Participation

3.01 - Date of Participation. An eligible Employee (as set forth in Section 1.03(a) will become a Participant in the Plan on the first Entry Date after which he becomes an eligible Employee if he has filed an election pursuant to
Section  4.01. If the eligible  Employee  does not file an election  pursuant to
Section 4.01 prior to his first Entry Date, then the eligible Employee will become a Participant in the Plan as of the first day of a Plan Year for which he has filed an election.

3.02 - Resumption of Participation following Re-employment. If a Participant ceases to be an Employee and thereafter returns to the employ of the Employer, he will again become a Participant as of an Entry Date following the date on which he completes an Hour of Service for the Employer following his re-employment, if he is an eligible Employee as defined in Section 1.03(a), and has filed an election pursuant to Section 4.01.

3.03 - Cessation or Resumption of Participation following a Change in Status. If any Participant continues in the employ of the Employer or Related Employer but ceases to be an eligible Employee as defined in Section 1.03(a), the individual shall continue to be a Participant until the entire amount of his benefit is distributed; however, the individual shall not be entitled to make Deferral Contributions or receive an allocation of Matching contributions during the period that he is not an eligible Employee. Such Participant shall continue to receive credit for service completed during the period for purposes of determining his vested interest in his Accounts. In the event that the individual subsequently again becomes an eligible Employee, the individual shall resume full participation in accordance with Section 3.01.

Article 4.  Contributions

4.01 - Deferral Contributions. Each Participant may elect to execute a salary reduction agreement with the Employer to reduce his Compensation by a specified percentage not exceeding the percentage set forth in Section 1.05(A) and equal to a whole number multiple of one (1) percent. Such agreement shall become effective on the first day of the period as set forth in the Participant's election. The election will be effective to defer Compensation relating to all services performed in a Plan Year subsequent to the filing of such an election. An election once made will remain in effect until a new election is made. A new election will be effective as of the first day of the following Plan Year and will apply only to Compensation payable with respect to services rendered after such date. Amounts credited to a Participant's account prior to the effective date of any new election will not be affected and will be paid in accordance with that prior election. The Employer shall credit an amount to the account maintained on behalf of the Participant corresponding to the amount of said reduction. Under no circumstances may a salary reduction agreement be adopted retroactively. A Participant may not revoke a salary reduction agreement for a Plan year during that year.

4.02 - Matching Contributions. If so provided by the Employer in Section 1.05(b), the Employer shall make a Matching Contribution to be credited to the account maintained on behalf of each Participant who had Deferral Contributions made on his behalf during the year and who meets the requirement, if any, of
Section 1.05(b)(3). The amount of the Matching Contribution shall be determined in accordance with Section 1.05(b).

4.03 - Time of Making Employer Contributions. The Employer will from time to time make a transfer of assets to the Trustee for each Plan Year. The Employer shall provide the Trustee with information on the amount to be credited to the separate account of each Participant maintained under the Trust.

Article 5.  Participants' Accounts

5.01. Individual Accounts. The Administrator will establish and maintain an Account for each Participant which will reflect Matching and Deferral Contributions credited to the Account on behalf of the Participant and earnings, expenses, gains and losses credited thereto, and deemed investments made with amounts in the Participant's Account. The

Administrator will establish and maintain such other accounts and records as it decides in its discretion to be reasonably required or appropriate in order to discharge its duties under the Plan. Participants will be furnished statements of their Account values at least once each Plan Year.

Article 6.  Investment of Contributions

6.01  -  Manner  of  Investment.   All  amounts  credited  to  the  Accounts  of
Participants shall be treated s though invested and reinvested only in eligible investments selected by the Employer in Section 1.11(b).

6.02 - Investment Decisions. Investments in which the Accounts of Participants shall be treated as invested and reinvested, shall be directed by the Employer or by each Participant, or both, in accordance with the Employer's election in
Section 1.11 (a).

     (a) All dividends, interest, gains and distributions of any nature earned in respect of Fund Shares in which the Account is treated as investing shall be credited to the Account as though reinvested in additional shares of that Fidelity Fund.

     (b) Expenses attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is made.

Article 7.  Right to Benefits

7.01 - Normal or Early Retirement. If provided by the Employer in Section 1.07(d), each Participant who attains this Normal Retirement Age or Early Retirement Age will have a nonforfeitable interest in his Account in accordance with the vesting schedule elected in Section 1.07. If a Participant retires on or after attainment of Normal or Early Retirement Age, such retirement is referred to as a normal retirement. On or after his normal retirement, the balance of the Participant's Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06, will be distributed to him in accordance with Article 8.

         If provided by the Employer in Section 1.06, a Participant who separates from service before satisfying the age requirements for early retirement, but has satisfied the service requirement, will be entitled to the distribution of his Account, subject to the provisions of Section 7.06, in accordance with Article 8, upon satisfaction of such age requirement.

7.02 - Death. If a Participant dies before the distribution of his Account has commenced, or before such distribution has been completed, his Account shall become vested in accordance with the vesting schedule elected in Section 1.07, and his designated Beneficiary or Beneficiaries will be entitled to receive the balance or remaining balance of his Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06. Distribution to the Beneficiary or Beneficiaries will be made in accordance with Article 8.

         A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries by giving notice to the Administrator on a form designated by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form.

         A copy of the death notice or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for party or all of the Participant's Account, such amount will be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid to the deceased Beneficiary's estate.

7.03 - Other Termination of Employment. If provided by the Employer in Section 1.06, if a Participant terminates his employment for any reason other than death or normal retirement, he will be entitled to a termination benefit equal to (i) the vested percentage(s) of the value of the Matching Contributions to his Account, as adjusted for income, expense, gain, or loss, such percentage(s) determined in accordance with the vesting schedule(s) selected by the Employer in Section 1.07, and (ii) the value of the Deferral Contributions to his Account as adjusted for income, expense, gain or loss. The amount payable under this
Section 7.03 will be subject to the provisions of Section 7.06 and will be distributed in accordance with Article 8.

7.04 - Separate Account. If a distribution from a Participant's Account has been made to him at a time when he has a nonforfeitable right to less than 100 percent of his Account, the vesting schedule in Section 1.07 will thereafter apply only to amounts in his Account attributable to Matching Contributions allocated after such distribution. The balance of his Account immediately after such distribution will be transferred to a separate account which will be maintained for the purpose of determining his interest therein according to the following provisions.

         At any relevant time prior to a forfeiture of any portion thereof under
Section 7.05, a Participant's nonforfeitable interest in his Account held in a separate account described in the preceding paragraph will be equal to P(AB +
(RxD)) - (RxD), where P is the nonforfeitable percentage at the relevant time determined under Section 7.05; AB is the account balance of the separate account at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution. Following a forfeiture of any portion of such separate account under Section 7.05 below, any balance in the Participant's separate account will remain fully vested and nonforfeitable.

7.05 - Forfeitures. If a Participant terminates his employment, any portion of his Account (including any amounts credited after his termination of employment) not payable to him under Section 7.03 will be forfeited by him. For purposes of this paragraph, if the value of a Participant's bested account balance is zero, the Participant shall be deemed to have received a distribution of his vested interest immediately following termination of employment. Such forfeitures will be applied to reduce the contributions of the Employer under the Plan (or administration expenses of the Plan).

7.06 - Adjustment  for Investment  Experience.  If any  distribution  under this
Article 7 is not made in a single payment, the amount remaining in the Account after the distribution will be subject to adjustment until distributed to reflect the income and gain or loss on the investments in which such amount is treated as invested and any expenses properly charged under the Plan and Trust to such amounts.

7.07 - Hardship Withdrawals. Subject to the provisions of Article 8, a Participant shall not be permitted to withdraw his Account (and earnings thereon) prior to retirement or termination of employment, except if permitted under Section 1.09, a Participant may apply to the Administrator to withdraw some or all of his Account if such withdrawal is made on account of a hardship as determined by the Employer.

Article 8.  Distribution of Benefits Payable after Termination of Service.

8.01 - Distribution of Benefits to Participants and Beneficiaries.

     (a) Distributions under the Plan to a Participant or to the Beneficiary of the Participant shall be made in a lump sum in cash or, if elected by the Employer in Section 1.10 and specified in the Participant's deferral election, under a systematic withdrawal plan (installment(s)) not exceeding 10 years upon retirement, death or other termination of employment.

     (b) Distributions under a systematic withdrawal plan must be made in substantially equal annual, or more frequent, installments, in cash, over a period certain which does not extend 10 years. The period certain specified in a Participant's first deferral election specifying distribution under a systematic withdrawal plan shall apply to all subsequent elections of distributions under a systematic withdrawal plan made by the Participant.

8.02 - Determination of Method of Distribution. The Participant will determine the method of distribution of benefits to himself and the method of distribution to his Beneficiary. Such determination will be made at the time the Participant makes a deferral election. If the Participant does not determine the method of distribution to him or his Beneficiary, the method shall be a lump sum.

8.03 - Notice to Trustee. The Administrator will notify the Trustee in writing whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator's notice shall indicate the form, amount and frequency of benefits that such Participant or Beneficiary shall receive.

8.04 - Time of Distribution. In no event will distribution to a Participant be made later than the date specified by the Participant in his salary reduction agreement.

Article 9.  Amendment and Termination.

9.01 - Amendment by Employer. The Employer reserves the authority to amend the Plan by filing with the Trustee an amended Adoption Agreement, executed by the Employer only, on which said Employer has indicated a change or changes in provisions previously elected by it. Such changes are to be effective on the effective date of such amended Adoption Agreement. Any such change notwithstanding, no Participant's Account shall be reduced by such change below the amount to which the Participant would have been entitled if he had voluntarily left the employ of the Employer immediately prior to the date of the change. The Employer may from time to time make any amendment to the Plan that may be necessary to satisfy the Code or ERISA. The

Employer's board of directors or other individual specified in the resolution adopting this Plan shall act on behalf of the Employer for purposes of this
Section 9.01.

9.02 - Retroactive Amendments. An amendment made by the Employer in accordance with Section 9.01 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if such amendment is necessary or appropriate to enable the Plan and Trust to satisfy the applicable requirements of the Code or ERISA or to conform the Plan to any change in federal law or to any regulations or ruling thereunder. Any retroactive amendment by the Employer shall be subject to the provisions of Section 9.01.

9.03 - Termination. The Employer has adopted the Plan with the intention and expectation that contributions will be continued indefinitely. However, said Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may discontinue contributions under the Plan or terminate the Plan at any time by written notice delivered to the Trustee without any liability hereunder for any such discontinuance or termination.

9.04 - Distribution upon Termination of the Plan. Upon termination of the Plan, no further Deferral Contributions or Matching Contributions shall be made under the Plan, but Accounts of Participants maintained under the Plan at the time of termination shall continue to be governed by the terms of the Plan until paid out in accordance with the terms of the Plan.

Article 10.  Miscellaneous

10.01 - Communication to Participants. The Plan will be communicated to all Participants by the Employer promptly after the Plan is adopted.

10.02 - Limitation of Rights. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; and in no event will the terms of employment or service of any Participant be modified or in any way affected hereby.

10.03 - Nonalienability of Benefits. The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment execution or levy of any kind either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law.

10.04 - Facility of Payment. In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may direct the Trustee to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under State law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient.

10.05 - Information between Employer and Trustee. The Employer agrees to furnish the Trustee, and the Trustee agrees to furnish the Employer with such information relating to the Plan and Trust as may be required by the other in order to carry out their respective duties hereunder, including without limitation information required under the Code or ERISA and any regulations issued or forms adopted thereunder.

10.06 - Notices. Any notice or other communication in connection with this Plan shall be deemed delivered in writing if addressed as provided below and if either actually delivered at said address or, in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified:

       (a) If to the Employer or Administrator, to it at the address set forth in the Adoption Agreement, to the attention of the person specified to receive notice in the Adoption Agreement.

       (b) If to the Trustee, to it as the address set forth in the Trust Agreement;

or, in each case at such other address as the addressee shall have specified by written notice delivered in accordance with the foregoing to the addressor's then effective notice address.

10.07 - Governing Law. The Plan and the accompanying Adoption Agreement will be construed, administered and enforced according to ERISA, and to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts.

Article 11.  Plan Administration.

11.01 - Powers and Responsibilities of the Administrator. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however to the applicable requirements of ERISA. The Administrator's powers and responsibilities include, but are not limited to, the following:

       (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

       (b) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

       (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

       (d) To administer the claims and review procedures specified in Section 11.03;

       (e) To  compute  the  amount of  benefits  which  will be  payable to any
Participant,   former  Participant,   or  Beneficiary  in  accordance  with  the
provisions of the Plan;

       (f) To determine the person or persons to whom such benefits will be paid;

       (g) To authorize the payment of benefits;

       (h) To comply with the reporting and disclosure requirements of Part 1 of Subtitle B of Title I or ERISA;

       (i) To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan;

       (j) By written instrument, to allocate and delegate its responsibilities, including the formation of an Administrative Committee to administer the Plan.

11.02 - Nondiscriminatory Exercise of Authority. Whenever, in the administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situation will receive substantially the same treatment.

11.03 - Claims and Review Procedures.

       (a) Claims Procedure. If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period, and such person may request a review of his claim.

       (b) Review Procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred), such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent of pertinent documents, and (ii) submit written issues and comments to the Administrator. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.

11.04 - Costs of Administration. Unless some or all costs and expenses are paid by the Employer, all reasonable costs and expenses (including legal, accounting, and Employee communication fees) incurred by the Administrator and the Trustee in administering the Plan and Trust will be paid first from the forfeitures (if any) resulting under Section 7.05, then from the remaining Trust Fund. All such costs and expenses paid from the Trust Fund will, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants on a prorata basis or in such other reasonable manner as may be directed by the Employer.

                                 TRUST AGREEMENT
                                     Between
                      Fair, Isaac and Company, Incorporated

                                    [Sponsor]

                                       and

                        FIDELITY MANAGEMENT TRUST COMPANY

                                    [Trustee]

                                                    Dated as of November 1, 1994



                                IMPORTANT NOTICE

This Trust Agreement may only be used in conjunction with the CORPORATEplan for Retirement Select Plan Adoption Agreement and Basic Plan Document. An Employer may not rely solely on said documents to ensure that the Plan is "unfounded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" and exempt from parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document. This document should be reviewed by your attorney and/or accountant prior to execution.

                                TABLE OF CONTENTS

SECTION                                                                     Page

------------------------------------------------------------------------- ------
1.  Trust                                                                     1
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         (a)  Establishment                                                   1
------------------------------------------------------------------------- ------
         (b)  Grantor Trust                                                   1
------------------------------------------------------------------------- ------
         (c)  Trust Assets                                                    1
------------------------------------------------------------------------- ------
         (d)  Non-Assignment                                                  1
------------------------------------------------------------------------- ------
2.  Payments to Sponsor                                                       2
------------------------------------------------------------------------- ------
3.  Disbursements                                                             2
------------------------------------------------------------------------- ------
         (a)  Directions from Administrator                                   2
------------------------------------------------------------------------- ------
         (b)  Limitations                                                     2
------------------------------------------------------------------------- ------
4.  Investment of Trust                                                       2
------------------------------------------------------------------------- ------
         (a)  Selection of Investment Options                                 2
------------------------------------------------------------------------- ------
         (b)  Available Investment Options                                    2
------------------------------------------------------------------------- ------
         (c)  Investment Direction                                            3
------------------------------------------------------------------------- ------
         (d)  Mutual Funds                                                    3
------------------------------------------------------------------------- ------
         (e)  Trustee Powers                                                  4
------------------------------------------------------------------------- ------
5.  Record Keeping and Administrative Services to be Performed                5
------------------------------------------------------------------------- ------
         (a)  General                                                         5
------------------------------------------------------------------------- ------
         (b)  Accounts                                                        5
------------------------------------------------------------------------- ------
         (c)  Inspection and Audit                                            5
------------------------------------------------------------------------- ------
         (d)  Effect of Plan Amendment                                        5
------------------------------------------------------------------------- ------
         (e)  Returns, Reports and Information                                6
------------------------------------------------------------------------- ------
6.  Compensation and Expenses                                                 6
------------------------------------------------------------------------- ------
7.  Directions and Indemnification                                            6
------------------------------------------------------------------------- ------
         (a)  Identity of Administrator                                       6
------------------------------------------------------------------------- ------
         (b)  Directions from Administrator                                   6
------------------------------------------------------------------------- ------
         (c)  Directions from Sponsor                                         6
------------------------------------------------------------------------- ------
         (d)  Indemnification                                                 7
------------------------------------------------------------------------- ------
         (e)  Survival                                                        7
------------------------------------------------------------------------- ------
8.  Resignation or Removal of Trustee                                         7
------------------------------------------------------------------------- ------
         (a)  Resignation                                                     7
------------------------------------------------------------------------- ------
         (b)  Removal                                                         7
--------------------------------------------------------------------------------

------------------------------------------------------------------------- ------
9.  Successor Trustee                                                         7
------------------------------------------------------------------------- ------
         (a)  Appointment                                                     7
------------------------------------------------------------------------- ------
         (b)  Acceptance                                                      7
------------------------------------------------------------------------- ------
         (c)  Corporate Action                                                8
------------------------------------------------------------------------- ------
10.  Termination                                                              8
------------------------------------------------------------------------- ------
11.  Resignation, Removal and Termination Notices                             8
------------------------------------------------------------------------- ------
12.  Duration                                                                 8
------------------------------------------------------------------------- ------
13.  Insolvency of Sponsor                                                    8
------------------------------------------------------------------------- ------
14.  Amendment or Modification                                                9
------------------------------------------------------------------------- ------
15.  General                                                                  10
------------------------------------------------------------------------- ------
         (a)  Performance by Trustee, Its Agent or Affiliates                 10
------------------------------------------------------------------------- ------
         (b)  Entire Agreement                                                10
------------------------------------------------------------------------- ------
         (c)  Waiver                                                          10
------------------------------------------------------------------------- ------
         (d)  Successors and Assigns                                          10
------------------------------------------------------------------------- ------
         (e)  Partial Invalidity                                              10
------------------------------------------------------------------------- ------
         (f)  Section Headings                                                10
------------------------------------------------------------------------- ------
16.  Governing Law                                                            11
------------------------------------------------------------------------- ------
         (a)  Massachusetts Law Controls                                      11
------------------------------------------------------------------------- ------
         (b)  Trust Agreement Controls                                        11
------------------------------------------------------------------------- ------

TRUST AGREEMENT, dated as of the 1st day of November, 1994, between Fair, Isaac and Company, Incorporated a Delaware corporation, having an office 120 North Redwood Drive, San Rafael, CA, 94903 (the "Sponsor"), and FIDELITY MANAGEMENT TRUST COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts, 01209 (the "Trustee").

WITNESSETH:

         WHEREAS, the Sponsor is the sponsor of the Fair, Isaac Supplemental Retirement and Savings Plan (the "Plan"); and

         WHEREAS, the Sponsor wishes to establish an irrevocable trust and to contribute to the trust assets that shall be held therein, subject to the claims of the Sponsor's creditors in the event of Sponsors' Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and

         WHEREAS, it is the intention of the Sponsor to make contributions to the trust provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan; and

         WHEREAS, the trustee is willing to hold and invest the aforesaid pan assets in trust among several investment options selected by the Sponsor; and

         WHEREAS, the Sponsor wishes to have the Trustee perform certain ministerial record keeping and administrative functions under the Plan; and

         WHEREAS, the Employer or such other individual named in the Plan is the Administrator of the plan; and

         WHEREAS, the Trustee is willing to perform record keeping and administrative services for the Plan if the services are purely ministerial in nature and are provided within a framework of plan provisions, guidelines and interpretations conveyed in writing to the Trustee by the Administrator.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the Sponsor and the Trustee agree as follows:

SECTION 1.

1. Trust.

(a) Establishment.

The Sponsor hereby establishes a trust (hereinafter the "Trust"), with the Trustee. The Trust shall consist of an initial contribution of money or other property acceptable to the Trustee in its sole discretion, made by the Sponsor or transferred from a previous trustee under the Plan, such additional sums of money as shall from time to time be delivered to the Trustee under the Plan, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein, without distinction between principal and income. The Trustee herby accepts the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of this Agreement.

(b) Grantor Trust.

The Trust is intended to be a grantor of trust, of which the Sponsor is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

(c) Trust Assets.

The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Sponsor and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim o, or any beneficial ownership interest in, any assets of the Trust. Any rights crated under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Sponsor. Any assets held by the Trust will be subject to the claims of the Sponsor's general creditors under federal and state law in the event of Insolvency, as defined in
Section 13(a).

(d) Non-Assignment.

Benefit payments to Plan participants and their beneficiaries funded under this Trust may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process.

SECTION 2.

2. Payments to Sponsor.

         Except as provided under Section 13, the Sponsor shall have no right to retain or divert to others any of the Trust assets before all payment of benefits have been made to the participants and their beneficiaries pursuant to the terms of the Plan.

SECTION 3.

3. Disbursements.

Directions from Administrator.

The Trustee shall disburse monies to the Sponsor for benefit payments in the amounts that the Administrator directs from time to time in writing. The Trustee shall have no responsibility to ascertain any direction's compliance with the terms of the Plan or any applicable law. The Trustee shall not be responsible for making benefit payments to the participants under the Plan, nor shall Trustee be responsible for any Social Security or Federal, State or local income tax reporting or withholding with respect to such Plan benefits.

Limitations.

The Trustee shall not be required to make any disbursement in excess of the net realizable value of the assets of the Trust at the time of the disbursement. The Trustee shall not be required to make any disbursement in cash unless the Administrator has provided a written direction as to the assets to be converted to cash for the purpose of making the disbursement.

SECTION 4.

4. Investment of Trust.

Selection of Investment Options.

The Trustee shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

Available Investment Options.

In accordance with Section 1.14 of the Plan, the Sponsor shall direct the Trustee as to the investment options available under the Trust provided, however, that the Trustee shall not be considered a fiduciary with investment discretion. The Sponsor may add additional investment options with the consent of the Trustee and upon amendment of the Plan.

Investment Direction.

In order to provide for an accumulation of assets comparable to the contractual liabilities accruing under the Plan, the Sponsor may direct the Trustee in writing to invest the assets held in the Trust to correspond to the hypothetical investments made for

Participants under the Plan. Such directions may be made by Plan participants by use of the telephone exchange system maintained for such purposes by the Trustee or its agent. In the event that the Trustee fails to receive a proper direction from the Sponsor or from Participants, the assets in question shall be invested in Fidelity Retirement Money market Fund, or such other fund designated by the Sponsor for this purpose, until the Trustee receives a proper direction.

Mutual Funds.

The Sponsor hereby acknowledges that it has received from the Trustee a copy of the prospectus for each Mutual Fund selected by the Sponsor as a Plan investment option. Trust investment in Mutual Funds shall be subject to the following limitations:

Execution of Purchases and Sales.

Purchase and sales of Mutual funds (other than for Exchanges) shall be made on the date on which the Trustee receives from the Sponsor in good order all information and documentation necessary to accurately effect such purchases and sales (or in case of a purchase, the subsequent date on which the Trustee has received a wire transfer of funds necessary to make such purchase). Exchanges of Mutual Funds shall be made on the same business day that the Trustee receives a proper direction of received before 4:00 p.m. eastern time; if the direction is received after 4:00 p.m. eastern time, the exchange shall be made the following day.

Voting.

At the time of mailing of notice of each annual or special stockholders' meeting of any Mutual Fund, the Trustee shall send a copy of the notice and all proxy solicitation materials to each Plan participant who has shares of the Mutual Fund credited to the participant's account, together with a voting direction form for return to the Trustee or its designee. The participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares credited to the participant's accounts (both vested and unvested). The Trustee shall vote the shares as directed by the participant. The Trustee shall not vote shares for which it has received no directions from the participant. During the participant record keeping reconciliation ("transition") period, the Sponsor shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares of the Mutual Funds in the Trust. With respect to all rights other than the right to vote, the Trustee shall follow the directions of the participant and if no such directions are received, the directions of the Sponsor. The Trustee shall have no duty to solicit directions from the participants or the Sponsor.

(c) Trustee Powers.

The Trustee shall have the following powers and authority:

         (i) Subject to paragraphs (b), (c) and (d) of this Section 4, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

         (ii) To cause any securities or other property held as part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees, or in the Trustee's account with the Depository Trust Company of New York and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

         (iii) To keep that portion of the Trust in cash or cash balances as the Sponsor or Administrator may, from time to time, deem to be in the best interest of the Trust...

         (iv) To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

         (v) To settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.

         (vi) To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor.

         (vii) To do all other acts although not specifically mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of the Trust.

         Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

SECTION 5.

5. Record keeping and Administrative Service to be Performed

         (a) General

The Trustee shall perform those record keeping and administrative functions described in the CORPORATEplan for Retirement Select Agreement between the Trustee and the Sponsor ("Service Agreement").

         (b) Accounts

The Trustee shall keep accurate accounts of all investments, receipts, disbursements, and other transactions hereunder and shall report the value of the assets held in the Trust as of the last day of each fiscal quarter of the Plan and, if not on the last day of a fiscal quarter, the date on which the Trustee resigns or is removed as proved in Section 8 of this agreement or is terminated as provided in Section 10 (the "Reporting Date"). Within thirty (30) days following reach Reporting Date or within sixty (60) days in the case of a Reporting date caused by the resignation or removal of the Trustee, or the termination of this Agreement, the Trustee shall file with the Administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting date. Except as otherwise required under applicable law, upon the expiration of six (6) months from the date of filing such account with the Administrator, the Trustee shall have no liability or further accountability to anyone with respect to the propriety of its acts or transactions shown in such account, except with respect to such acts or transactions as to which the Sponsor shall within such six (6) months period file with the Trustee written objections.

         (c) Inspection and Audit

All records generated by the Trustee in accordance with paragraph (a) and (b) shall be open to inspection and audit, during the Trustee's regular business hours prior to the termination of this Agreement, by the Administrator or any person designated by the Administrator. Upon the resignation or removal of the Trustee or the termination of this Agreement, the Trustee shall provide to the Administrator, at no expense to the Sponsor, in the format regularly provided to the Administrator, a statement of each participant's accounts as of the resignation, removal, or termination, and the Trustee shall provide to the Administrator or the Plan's new record keeper such further record as are reasonable, at the Sponsor's expense.

         (d) Effect of Plan Amendment

The Trustee's provision of the record keeping and administrative services set forth in this Section 5 shall be conditioned on the Sponsor delivering to the Trustee a copy of any amendment to the Plan as soon as administratively feasible following the amendment's adoption, and on the Administrator providing the Trustee on a timely basis with all the information the Administrator deems necessary for the Trustee to perform the record keeping and administrative services and such other information as the Trustee may reasonably request.

         (e) Return, Reports and Information

The Administrator shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust or Plan by law including but not limited to any annual fiduciary tax return. The Trustee shall provide the administrator with such information as the Administrator may reasonably request to make these filings. The Administrator shall also be responsible for making any disclosures to participants required by law.

SECTION 6.

6. Compensation and Expenses

As consideration for its services, the Trustee shall be entitled to the fees computed and billed in accordance with the Service Agreement. All expenses of the Trustee relating directly to the acquisition and disposition of investments constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be charge against and paid from the appropriate Plan participants' account.

SECTION 7.

7. Directions and Indemnification

         (a) Identity of Administrator

The Trustee shall be fully protected in relying on the fact that the Administrator under the Plan is the individual or persons named as such above or such other individuals or persons as the Sponsor may notify the Trustee in writing.

         (b) Directions from Administrator

Whenever the administrator provides a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising form the direction if the direction is contained in a writing (or is oral and immediately confirmed in written) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee in the Service Agreement provided the Trustee reasonably believes the signature of the individual to be genuine. Such direction may be made via EDT in accordance with procedures agreed by the administrator and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Administrator. The Trustee shall have no responsibility to ascertain any direction's (i) accuracy, (ii) compliance with the terms of the Plan or any applicable law, or (iii) effect for tax purpose or otherwise.

         (c) Directions from Sponsor

The Trustee shall not be liable for any loss, which arises, from the Sponsor's exercise or non-exercise of right under Section 4 over the assets in a participant's account.

         (d) Indemnification

The Sponsor shall indemnify the Trustee against, and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorney's fees and disbursement, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or Trust, excepting only any and all loss, etc, arising solely from the Trustee's negligence or bad faith.

         (e) Survival

The provisions of this Section 7 shall survive the termination of this Agreement.

SECTION 8.

8. Resignation or Removal if Trustee

         (a) Resignation

The Trustee may resign at any time upon sixty (60) days notice in writing to Sponsor, unless a shorter period of notice is agreed upon by Sponsor.

         (b) Removal

The Sponsor may remove the Trustee at any time upon sixty (60) days' notice in writing to the Trustee, unless a shorter period of notice is agreed upon by the Trustee.

SECTION 9.

9. Successor Trustee

         (a) Appointment

If the office of Trustee becomes vacant for any reason, the Sponsor may in writing appoint a successor trustee under this Agreement. The successor trustee shall have all of the rights, powers, privileges, obligations, duties, liabilities, and immunities granted to the Trustee under this Agreement. The successor trustee and predecessor trustee shall not be liable for the acts or omissions of the other with respect to the Trust.

         (b) Acceptance

When the successor trustee accepts its appointment under this agreement, title to and possession of the Trust assets shall immediately vest in the successor trustee without any further action on the part of the predecessor trustee. The predecessor trustee shall execute all instruments and do all acts that reasonably may be necessary or reasonably may be requested in writing by the Sponsor or the successor trustee to vest to all Trust assets in the successor trustee or to deliver all Trust assets to the successor trustee.

         (c) Corporate Action

Any successor of the Trustee or successor trustee, through sale or transfer of the business or trust department of the Trustee or successor trustee, or through reorganization, consolidation, or merger, or any similar transaction, shall, upon consummation of the transaction, become the successor trustee under the Agreement.

SECTION 10.

10. Termination

This Agreement may be terminated at any time by the Sponsor upon sixty (60) days' notice in writing to the Trustee. On the date of the termination of this Agreement, the Trustee shall forthwith transfer and deliver to such individual or entity, as the Sponsor shall designate, all cash and assets then constituting the Trust. If, by the termination date, the Sponsor has not notified the Trustee in writing as to whom the assets and cash are to be transferred and delivered, the Trustee may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction. The Trustee shall be reimbursed by the Sponsor for all costs and expenses of the action or proceeding including, without limitation, reasonable attorneys' fees and disbursements.

SECTION 11.

11. Resignation, Removal, and Termination Notices

All notices of resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being certified or registered mail, return receipt requested, to the Sponsor at the address designated in the Service Agreement, and to the Trustee at the afore-mentioned address or to such other addresses as the parties have notified each other of in the foregoing manner.

SECTION 12.

12. Duration

This Trust shall continue in effect without limit as to time, subject, however, to the provisions of this Agreement relating to amendment, modification, and termination thereof.

SECTION 13.

13. Insolvency of Sponsor

         (a) Trustee shall cease disbursement of funds for payment of benefits to Plan participants and their beneficiaries if the Sponsor is Insolvent. Sponsor shall be considered "Insolvent" for purpose of this Agreement if
     (i) Sponsor is unable to pay its debts as they become due or (ii) Sponsor is subject to a pending proceeding as debtor under the United States Bankruptcy Code.

         (b) All times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Sponsor under federal and state Law as set forth below.

                  (i) The Board of Directors and the Chief executive Officer of the Sponsor shall have the duty to inform Trustee in writing of Sponsor's Insolvency. If a person claming to be a creditor of the Sponsor alleges in writing to trustee that Sponsor has become Insolvent, Trustee shall determine whether Sponsor is

         Insolvent and pending such determination, Trustee shall discontinue disbursements for payment of benefits to Plan participants or their beneficiaries.

                  (ii) Unless Trustee has actual knowledge of Sponsor's Insolvency, or has received notice from Sponsor or a person claming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Sponsor is Insolvent. Trustee may in all events rely on such evidence concerning Sponsor's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Sponsor's solvency.

                  (iii) If any time Trustee has determined that Sponsor is Insolvent, Trustee shall discontinue disbursement for payment to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Sponsor's general creditors. Nothing in this Trust agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Sponsor with respect to benefits due under the Plan or otherwise.

                  (iv) Trustee shall resume disbursement for the payment of benefits to Plan participants or their beneficiaries in accordance with
         Section 2 of this Trust Agreement only after Trustee has determined that Sponsor is not Insolvent (or is no longer Insolvent),

         (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits form the Trust pursuant to (a) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payment made to Plan participants or their beneficiaries by Sponsor in lieu of the payments provided for hereunder during any such period of discontinuance.

SECTION 14.

14. Amendment of Modification

This Agreement may be amended or modified at any time and from time to time only by an instrument executed by both the Sponsor and the Trustee.

SECTION 15.

15. General

         (a) Performance by Trustee, its Agents or Affiliates

The Sponsor acknowledge and authorizes that the services to be provided under this Agreement shall be provided by the Trustee, its agents or affiliates, including Fidelity Investments Institutional Operations Company or its successor, and that certain of such services may be provided pursuant to one or more other contractual agreements or relationships.

         (b) Entire Agreement

This Agreement contains all of the terms agreed upon between the parties with respect to the subject matter hereof.

         (c) Waiver

No waiver by either party of any failure or refuse all to comply with an obligation hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

         (d) Successors and Assigns

The stipulations in this Agreement shall inure to the benefit of, and shall bind, the successors and assign of the respective parties.

         (e) Partial Invalidity

If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         (f) Section Heading

The heading of the various section and subsections of this Agreement have been inserted only for the purpose of convenience and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provision of this Agreement.

SECTION 16.

16. Governing Law

         (a) Massachusetts Law Controls

This Agreement is being made in the Commonwealth of Massachusetts and the Trust shall be administered as a Massachusetts trust. The validity, construction, effect and administration of this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except to the extent those laws are superseded under Section 514 of ERISA.

         (b) Trust Agreement Controls

The Trustee is not a party to the Plan, and in the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provision of this Agreement shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

[SPONSOR]


Attest:                                     By
        ---------------------------------     ----------------------------------
[Title] Assistant Secretary                            [Title] Vice President


                                            FIDELITY MANAGEMENT TRUST COMPANY
                                            [TRUSTEE]


                                            By
                                               ---------------------------------
                                                         [Title]